Capital Structure (Details)	12 Months Ended
Dec. 31, 2022
Stockholders' Equity Note [Abstract]
Capital structure, description	the Company repurchased an aggregate of 72,465 ADSs from the open market, representing 0.1% of the total shares outstanding as of December 31, 2022, at an average price of US$7.85 per ADS for a total amount of approximately RMB3,984, under its share buyback program to repurchase up to US$20 million ADSs, as previously announced by its board of directors in December 2022. The Group accounts for repurchased ordinary shares under the par value method and includes such treasury stock as a component of the shareholders’ equity.